                       [GRAPHIC OF AIRPLANE AND BUILDING]

--------------------------------------------------------
 COLONIAL U.S. GROWTH & INCOME FUND       ANNUAL REPORT
--------------------------------------------------------

     June 30, 1999

                      LARGE COMPANY STOCKS PROVIDE YOU WITH

                      THE POTENTIAL FOR GROWTH AND INCOME

                      OVER THE LONG TERM -- A SOLID FOUNDATION

                      FOR A DIVERSIFIED PORTFOLIO.

-------------------------------------------------------------------------------
 President's Message
-------------------------------------------------------------------------------
[PHOTO OF PRESIDENT]
Dear Shareholder:

The Fund's fiscal year was marked by a series of events that created dramatic shifts in investor sentiment. In the first six months of the year, economic problems in Asia and Latin America, coupled with fears of inflation, created an atmosphere of uncertainty about the direction of the stock market. As a result, investors sought large-cap, blue-chip stocks for their quality and liquidity. The Dow was spurred to new highs on the strength of the top 18 growth stocks.

Moving into 1999, Asia and Latin America's financial problems showed signs of recovery and the U.S. economy continued its upward trend. Though the market was still led by a few growth leaders, the technology sector, especially Internet stocks, saw spectacular gains. In March and April, oil prices rebounded sharply, improving the outlook for energy companies, and improvement in the performance of value stocks and companies in cyclical sectors followed.

Colonial U.S. Growth & Income Fund's Class A share total return of 13.97% was below that of the Lipper Growth and Income Fund average return of 14.48%. While the Fund's performance was below average in this market, we believe that our strategy of broad diversification and bottom-up stock selection will yield better long-term results for our investors than trying to catch the latest trend. In fact, the Fund had above-average performance versus its Lipper peers for both the three- and five-year periods.(1)

The following report provides a discussion of your Fund and the economic factors that have affected its performance. Thank you for selecting Colonial U.S. Growth & Income Fund and for giving us the opportunity to serve your investment needs.

Sincerely,


/s/ Stephen E. Gibson

Stephen E. Gibson
President
August 11, 1999



  Table of Contents

  1      Highlights

  2      Portfolio Manager's
         Report

  4      Performance

  5      Portfolio of Investments

  8      Financial
         Statements

  10     Notes to Financial
         Statements

  12     Financial
         Highlights





---------- -------------------
 Not FDIC   May Lose Value
           -------------------
 Insured    No Bank Guarantee
---------- -------------------

(1)Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The Fund's Class A shares ranked in the third quartile for one year (ranked 449 out of 843 funds), in the second quartile for three years (ranked 135 out of 515 funds), and in the second quartile for five years (ranked 103 out of 323 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

Because market and economic conditions change, there can be no assurance that the trends described above or on the following pages will continue.

-------------------------------------------------------------------------------
  Highlights
-------------------------------------------------------------------------------



- LARGE-CAP STOCKS LED MARKET FOR MUCH OF THE YEAR.

  A flight to quality in the fall of 1998 helped make large-cap growth stocks the winners of 1999 for the fourth consecutive year. The market was so narrow that 18 stocks accounted for 100% of the return of the Standard & Poor's 500 Index in the first quarter of 1999.


- TECHNOLOGY SECTOR SOARED IN EARLY 1999.

  This narrow market continued into the first quarter of 1999, but investors also showed renewed interest in technology stocks. Internet hype sent "dot com" and related stocks soaring to levels well above their fundamental values.


- VALUE STOCKS IMPROVED IN THE SECOND QUARTER OF 1999.

  Rising oil prices in March and April heralded a broadening of the market, and investors focused on fundamentals once again. Long overlooked traditional value sectors like energy, basic materials, capital goods and consumer cyclicals performed well.


- NARROW MARKET LEADERSHIP HURT FUND AND OTHER ACTIVE MANAGERS.

  The Fund's broad diversification kept it from fully participating in the series of style shifts the market experienced. While the Fund underperformed the S&P 500 Index's total return of 22.76%, its 13.97% Class A share return was in line with (though slightly less than) that of other actively managed growth and income funds for the 12 months ended June 30, 1999, according to Lipper, Inc.

        COLONIAL U.S. GROWTH & INCOME FUND CLASS A SHARE PERFORMANCE VS.
                 LIPPER GROWTH & INCOME FUNDS CATEGORY AVERAGE
                     AND S&P 500 INDEX -- 6/30/98 - 6/30/99

                                   [BAR GRAPH]

                           CUSGIF              13.97%

                           Lipper G&I Funds    14.48%
                           Category Avg(1)

                           S&P 500 Index       22.76%


Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions.

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 large-capitalization U.S. stocks. Unlike mutual funds, indexes are not investments, and do not incur fees or expenses. It is not possible to invest directly in an index.

(1)Source: Lipper, Inc.



NET ASSET VALUE PER SHARE
AS OF 6/30/99

Class A           $21.84
------------------------
Class B           $21.29
------------------------
Class C           $21.39
------------------------
Class Z           $21.88
------------------------


DISTRIBUTIONS DECLARED PER
SHARE 6/30/98 - 6/30/99

Class A           $0.870
------------------------
Class B           $0.870
------------------------
Class C           $0.870
------------------------
Class Z(2)            --
------------------------

(2)Distributions for Class Z shares are for the period 1/11/99 through 6/30/99.


TOP 10 HOLDINGS AS OF 6/30/99
(AS A PERCENTAGE OF NET
ASSETS)

  1. Microsoft          3.4%
 ----------------------------
  2. IBM                3.2%
 ----------------------------
  3. Cisco Systems      2.2%
 ----------------------------
  4. MCI WorldCom       1.9%
 ----------------------------
  5. Wal-Mart Stores    1.9%
 ----------------------------
  6. Philip Morris Co.  1.7%
 ----------------------------
  7. General Electric   1.6%
 ----------------------------
  8. Warner-Lambert     1.4%
 ----------------------------
  9. Tyco Intl. Ltd.    1.4%
 ----------------------------
 10. Lucent Tech.       1.2%
 ----------------------------

Holdings are calculated as a percentage of net assets.Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities in the future.

     ANNUAL REPORT: COLONIAL U.S. GROWTH & INCOME FUND


-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
-------------------------------------------------------------------------------


A DIFFICULT MARKET FOR ACTIVE MANAGERS

For the 12-month period ended June 30, 1999, the Fund's Class A shares had a total return of 13.97%, not including the sales charge. This return was slightly less than the Fund's growth and income peers, as ranked by Lipper, which returned 14.48% for the same period. Both were outperformed by the S&P 500 Index, which had a total return of 22.76% for the 12 months.

It's been a difficult 12 months for active investment management. The market was unusually narrow, with a relatively small group of stocks accounting for most of its total return for the year. While the Fund kept pace with the market during the first half of the year, we didn't change our strategy to follow the "hot" sectors in the second half. We believe that over time, our strategy of broad diversification can smooth the bumps of a volatile market. Where we work to add value to the investor is through stock selection. We seek to identify companies with solid management and good business plans that are currently undervalued relative to other companies in the same economic sector. We believe this strategy may offer significant long-term gains as the value of each company is realized.


TECHNOLOGY WEIGHTING INCREASED

Our holdings in technology increased, in part due to market action and in part due to new purchases. Avoiding unproven Internet or "dot com" stocks that we believed were overvalued, we focused on more established companies that provide the infrastructure, or hardware, that the Internet needs to continue growing.


CYCLICAL INDUSTRIES RETURNED TO FAVOR

Another focus for the Fund has been cyclical stocks like manufacturing, retail and energy. Cyclical commodities got help from OPEC late in the Fund's fiscal year as members agreed to reduce oil production in an effort to raise prices. The move was successful in raising both oil and natural gas prices, improving the prospects for energy companies that were so badly hurt by the Asian crisis. We also saw a hint of more broad, global economic growth by countries that had been relatively stagnant like Japan and Brazil. If sustainable, this bodes well for cyclicals going forward.



BOUGHT
--------------------------------------------------------------------------------

TECHNOLOGY

International Business Machines (3.2% of net assets) is a solutions provider for centralized computing architecture, a business that is benefiting from the growth of the Internet.

Texas Instruments (1.2% of net assets) is a semiconductor equipment manufacturer that was bought for its growth potential due to the surging demands for communications equipment.


                           CHANGE IN SECTOR BREAKDOWNS
                             FROM 6/30/98 -- 6/30/99

                                   [BAR GRAPH]

                              Portfolio as of                Portfolio as of
                                  6/30/98                        6/30/99
                              ---------------                ---------------
Technologies                       12.9%                          21.8%

Financials                         20.4%                          17.9%

Consumer Cyclicals                 10.9%                          11.6%

Health Care                        10.2%                          10.0%

Capital Goods                      10.3%                           9.1%

Utilities                           8.2%                           8.9%

Consumer Staples                    6.0%                           6.7%

Energy/National Resources           7.0%                           5.8%

Basic Industries                    1.7%                           3.3%


Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon the Advisor's defined criteria as used in the investment process.

BROADENING TREND CONTINUES

Earnings estimates for the second quarter have yielded few surprises, and the economic recovery seems real. If this remains true, we believe that the market will continue to favor a broader range of stocks N an environment favorable for our management style. Rising inflation, if it occurs, could be a threat to the market's growth, but the Federal Reserve Board's (Fed's) recent move to increase interest rates should help to control any inflationary pressure in the economy. As Chairman Greenspan has signaled the Fed's commitment to keeping inflation in check, our outlook going into the remainder of 1999 is a positive one.





/s/ Mark E. Stoeckle


Mark Stoeckle is portfolio manager of Colonial U.S. Growth & Income Fund and is a senior vice president of Colonial Management Associates, Inc.



HELD
--------------------------------------------------------------------------------

RETAIL

Dayton Hudson is a general merchandise retailer which operates a variety of department and discount stores including Target Stores.

TJX Companies is the world's largest off-price apparel retailer. The company operates under the names T.J. Maxx, Marshalls (U.S.), Winners Apparel, Ltd. (Canada) and T. K. Maxx (Ireland and the Netherlands). In addition they operate the discount home fashions store HomeGoods in the U.S.

Wal-Mart Stores operates discount stores and Supercenters in the U.S. and select foreign markets. All of these retailers have won consumer confidence with well-executed marketing strategies in their respective markets. They consistently provide customers with quality, value-priced merchandise. In addition, they keep costs low by carefully controlling the flow of merchandise and maintaining a high inventory turnover.

     ANNUAL REPORT: COLONIAL U.S. GROWTH & INCOME FUND


-------------------------------------------------------------------------------
 PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

           COLONIAL U.S. GROWTH & INCOME FUND CLASS A SHARE INVESTMENT
                   PERFORMANCE VS. STANDARD & POOR'S 500 INDEX

                Change in Value of $10,000 from 7/1/92 - 6/30/99
                 Class A Shares, with and without sales charges

                               7/1/92        6/30/99
                              -------        -------
S&P 500                       $10,000        $39,634
Without Sales Charge           10,000         34,198
With Sales Charge              10,000         32,232




          CHANGE IN VALUE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES
                              FROM 7/1/92 - 6/30/99


SHARE CLASS                            A           B           C           Z
---------------------------------- ---------   ---------   ---------   ---------
Without Sales Charge                $34,198     $32,399     $32,404     $34,261
---------------------------------- ---------   ---------   ---------   ---------
With Sales Charge                   $32,232     $32,399     $32,404     $34,261
---------------------------------- ---------   ---------   ---------   ---------



                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/99


Share Class            A                  B                  C             Z

Inception(1)         7/1/92             7/1/92             7/1/94        1/11/99
--------------------------------------------------------------------------------

                Without  With      Without  With      Without  With      Without
                Sales    Sales     Sales    Sales     Sales    Sales     Sales
                Charge   Charge    Charge   Charge    Charge   Charge    Charge
-------------- -------- -------- --------- -------- --------- -------- ---------
1 year          13.97%    7.41%    13.12%    8.12%    13.05%   12.05%    14.18%
-------------- -------- -------- --------- -------- --------- -------- ---------
5 years         23.52    22.06     22.59    22.42     22.60    22.60     23.56
-------------- -------- -------- --------- -------- --------- -------- ---------
Life            19.19    18.19     18.28    18.28     18.28    18.28     19.23
-------------- -------- -------- --------- -------- --------- -------- ---------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares and the maximum contingent deferred sales charge (CDSC) of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C and Z share performance information includes returns of the Fund's Class B shares (the oldest existing Fund class with a similar cost structure) for periods prior to the inception date of the newer class shares. These Class B share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class B shares and newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception date of Class Z shares would have been higher.

The Standard &Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large- capitalization U.S. stocks. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

-------------------------------------------------------------------------------
 Investment Portfolio
-------------------------------------------------------------------------------

June 30, 1999
(In thousands)

COMMON STOCKS - 97.1%                                     SHARES        VALUE
---------------------------------------------------      --------     ----------

FINANCE, INSURANCE &REAL ESTATE - 20.0%
DEPOSITORY INSTITUTIONS - 5.8%
Banc One Corp.                                              266       $   15,844
BankAmerica Corp.                                            26            1,923
Chase Manhattan Corp.                                       146           12,664
Comerica Inc.                                               129            7,661
Dime Bancorp Inc.                                           180            3,620
First Union Corp.                                            49            2,322
Fleet Financial Group Inc.                                  222            9,869
J.P. Morgan & Co., Inc.                                      69            9,624
Wells Fargo & Co.                                           282           12,060
                                                                      ----------
                                                                          75,587
                                                                      ----------

INSURANCE AGENTS & BROKERS - 0.7%
Marsh & McLennan Cos., Inc.                                 127            9,611
                                                                      ----------

INSURANCE CARRIERS - 9.5%
Allstate Corp.                                              234            8,395
Ambac Financial Group Inc.                                  107            6,124
American General Corp.                                      101            7,613
American International Group Inc.                           112           13,076
CIGNA Corp.                                                 161           14,320
Citigroup Inc.                                              261           12,412
Conseco Inc.                                                168            5,120
Loews Corp.                                                 112            8,893
Nationwide Financial Services, Class A                      229           10,349
Travelers Property Casualty Corp.                           248            9,711
United Healthcare Corp.                                     212           13,251
Wellpoint Health Networks Inc., Class A                     168           14,267
                                                                      ----------
                                                                         123,531
                                                                      ----------

NONDEPOSITORY CREDIT INSTITUTIONS - 2.5%
American Express Co.                                         76            9,903
Capital One Financial Corp.                                 144            8,002
Fannie Mae                                                  121            8,280
Freddie Mac                                                 108            6,281
                                                                      ----------
                                                                          32,466
                                                                      ----------

SECURITY BROKERS & DEALERS - 1.5%
Bear Stearns Cos., Inc.                                     102            4,781
Morgan Stanley Dean Witter & Co.                            139           14,237
                                                                      ----------
                                                                          19,018
                                                                      ----------

---------------------------------------------------      --------     ----------

MANUFACTURING - 49.3%
APPAREL - 0.1%
VF Corp.                                                     30            1,261
                                                                      ----------

CHEMICALS & ALLIED PRODUCTS - 9.5%
American Home Products Corp.                                101            5,833
Amgen Inc.                                                   73            4,438
Dow Chemical Co.                                            112           14,197
Eli Lilly & Co.                                             101            7,213
Goodrich (B.F.) Co.                                         102            4,331
Johnson & Johnson                                            59            5,792
Merck & Co., Inc.                                           156           11,522
Monsanto Co.                                                129            5,087
Mylan Laboratories                                          168            4,447
Pfizer Inc.                                                 112           12,325
Pharmacia & Upjohn Inc.                                     200           11,362
Procter & Gamble Co.                                         68            6,105
Schering-Plough Corp.                                       255           13,504
Warner-Lambert Co.                                          260           18,024
                                                                      ----------
                                                                         124,180
                                                                      ----------

COMMUNICATIONS EQUIPMENT - 2.7%
Lucent Technologies Inc.                                    240       $   16,185
Motorola Inc.                                                72            6,794
Tellabs Inc.                                                184           12,445
                                                                      ----------
                                                                          35,424
                                                                      ----------

ELECTRICAL INDUSTRIAL EQUIPMENT - 1.6%
General Electric Co.                                        183           20,668
                                                                      ----------

ELECTRONIC COMPONENTS - 2.4%
Intel Corp.                                                 254           15,131
Texas Instruments Inc.                                      111           16,095
                                                                      ----------
                                                                          31,226
                                                                      ----------

FABRICATED METAL - 0.7%
Crown Cork & Seal Co., Inc.                                 165            4,708
Danaher Corp.                                                68            3,929
                                                                      ----------
                                                                           8,637
                                                                      ----------

FOOD & KINDRED PRODUCTS - 5.4%
Anheuser Busch Cos., Inc.                                   189           13,436
Coca Cola Co.                                               165           10,312
General Mills Inc.                                          120            9,645
Heinz (H.J.) Co.                                            102            5,113
Philip Morris Cos., Inc.                                    546           21,922
Quaker Oats Co.                                             100            6,651
Tyson Foods Inc., Class A                                   130            2,927
                                                                      ----------
                                                                          70,006
                                                                      ----------

FURNITURE & FIXTURES - 1.5%
Herman Miller Inc.                                          199            4,175
Johnson Controls Inc.                                        82            5,656
Masco Corp.                                                 349           10,077
                                                                      ----------
                                                                          19,908
                                                                      ----------

HOUSEHOLD APPLIANCES - 0.4%
Maytag Corp.                                                 70            4,906
                                                                      ----------

LUMBER & WOOD PRODUCTS - 0.8%
Georgia Pacific Corp.                                       218           10,328
                                                                      ----------

MACHINERY & COMPUTER EQUIPMENT - 12.2%
Apple Computer Inc.                                         291           13,477
Applied Materials Inc.                                      155           11,466
Cisco Systems Inc.                                          447           28,844
EMC Corp. (a)                                               174            9,592
Hewlett-Packard Co.                                         103           10,301
Ingersoll Rand Co.                                          136            8,802
International Business Machines Corp.                       323           41,722
Sun Microsystems Inc. (a)                                    51            3,540
Tyco International Ltd.                                     188           17,766
Unisys Corp.                                                356           13,877
                                                                      ----------
                                                                         159,387
                                                                      ----------

MEASURING & ANALYZING INSTRUMENTS - 0.9%
Eastman Kodak Co.                                            39            2,608
Honeywell Inc.                                               83            9,618
                                                                      ----------
                                                                          12,226
                                                                      ----------

PAPER PRODUCTS - 0.6%
Kimberly Clark Corp.                                        139            7,923
                                                                      ----------

-------------------------------------------------------------------------------
 INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------


June 30, 1999
(in thousands)
                                                          SHARES        VALUE
---------------------------------------------------      --------     ----------

MANUFACTURING CONT.
PETROLEUM REFINING - 4.1%
BP Amoco PLC, ADR                                            75       $    8,137
Chevron Corp.                                                23            2,218
Exxon Corp.                                                 175           13,481
Mobil Corp.                                                 144           14,276
Royal Dutch Petroleum Co., NY Shares                        254           15,322
                                                                      ----------
                                                                          53,434
                                                                      ----------

STONE, CLAY, GLASS & CONCRETE - 0.6%
Corning Inc.                                                117            8,205
                                                                      ----------

TOBACCO PRODUCTS - 0.6%
Fortune Brands Inc.                                         183            7,580
                                                                      ----------

TRANSPORTATION EQUIPMENT - 5.2%
Boeing Co.                                                  224            9,898
Delphi Automotive Systems Corp.                             100            1,864
Ford Motor Co.                                              208           11,739
General Dynamics Corp.                                      156           10,714
General Motors Corp.                                        144            9,484
Lockheed Martin Corp.                                       123            4,582
Navistar International Corp.                                119            5,965
United Technologies Corp.                                   193           13,807
                                                                      ----------
                                                                          68,053
                                                                      ----------

---------------------------------------------------      --------     ----------

MINING & ENERGY - 2.1%
CRUDE PETROLEUM & NATURAL GAS - 0.3%
Burlington Resources Inc.                                    76       $    3,287
                                                                      ----------

NONMETALLIC, EXCEPT FUELS - 0.4%
Vulcan Materials Co.                                        107            5,139
                                                                      ----------

OIL & GAS EXTRACTION - 0.6%
Falcon Drilling Co., Inc.                                   266            2,494
Transocean Offshore Inc.                                    202            5,289
                                                                      ----------
                                                                           7,783
                                                                      ----------

OIL & GAS FIELD SERVICES - 0.8%
Schlumberger Ltd.                                           162           10,311
                                                                      ----------

---------------------------------------------------      --------     ----------

RETAIL TRADE - 8.3%
APPAREL & ACCESSORY STORES - 1.2%
TJX Companies Inc.                                          460           15,320
                                                                      ----------

BUILDING, HARDWARE & GARDEN SUPPLY - 0.9%
Lowe's Companies Inc.                                       214           12,131
                                                                      ----------

FOOD STORES - 0.5%
Kroger Corp.                                                 82            2,297
Safeway Inc. (a)                                             93            4,615
                                                                      ----------
                                                                           6,912
                                                                      ----------

GENERAL MERCHANDISE STORES - 3.8%
Dayton Hudson Corp.                                         246           16,016
Federated Department Stores Inc. (a)                        183            9,709
Wal-Mart Stores Inc.                                        507           24,482
                                                                      ----------
                                                                          50,207
                                                                      ----------

MISCELLANEOUS RETAIL - 1.3%
CVS Corp.                                                   105            5,368
Rite Aid Corp.                                              129            3,179
Toys R Us Inc.                                              425            8,792
                                                                      ----------
                                                                          17,339
                                                                      ----------

RESTAURANTS - 0.6%
Tricon Global Restaurants Inc.                              152       $    8,227
                                                                      ----------

---------------------------------------------------      --------     ----------

SERVICES - 6.7%
BUSINESS SERVICES - 0.4%
Omnicom Group Inc.                                           67            5,376
                                                                      ----------

COMPUTER RELATED SERVICES - 0.9%
America Online Inc.                                          44            4,895
Teradyne Inc.                                                96            6,910
                                                                      ----------
                                                                          11,805
                                                                      ----------

COMPUTER SOFTWARE - 5.4%
BMC Software Inc.                                           200           10,800
Compuware Corp.                                             369           11,726
Microsoft Corp. (a)                                         498           44,868
Oracle Systems Corp.                                        103            3,824
                                                                      ----------
                                                                          71,218
                                                                      ----------

---------------------------------------------------      --------     ----------

TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 10.1%
AIR TRANSPORTATION - 1.1%
AMR Corp.(a)                                                 32            2,177
Continental Airlines, Class B (a)                           136            5,098
Delta Air Lines Inc.                                         87            4,996
US Airways Group Inc. (a)                                    65            2,836
                                                                      ----------
                                                                          15,107
                                                                      ----------

ELECTRIC SERVICES - 3.0%
Edison International                                        297            7,937
Entergy Corp.                                               141            4,391
FPL Group Inc.                                              127            6,921
NI Source                                                   189            4,865
PG&E Corp.                                                  169            5,489
Texas Utilities Co.                                          98            4,047
Unicom Corp.                                                138            5,314
                                                                      ----------
                                                                          38,964
                                                                      ----------

RAILROAD - 0.1%
Canadian National Railway Co.                                27            1,776
                                                                      ----------

TELECOMMUNICATION - 5.9%
AT&T Corp.                                                  224           12,474
Ameritech Corp.                                             119            8,717
Bell Atlantic Corp.                                         123            8,073
BellSouth Corp.                                             213            9,984
GTE Corp.                                                   100            7,598
MCI WorldCom Inc.                                           290           25,034
US West Communications Group                                 89            5,223
                                                                      ----------
                                                                          77,103
                                                                      ----------

---------------------------------------------------      --------     ----------

WHOLESALE TRADE - 0.6%
NONDURABLE GOODS
Cardinal Health Inc.                                        114            7,336
                                                                      ----------
TOTAL COMMON STOCKS (cost of $949,811)(b)                              1,268,906
                                                                      ----------

-------------------------------------------------------------------------------
 Investment Portfolio
-------------------------------------------------------------------------------

June 30, 1999
(In thousands)


SHORT-TERM OBLIGATIONS - 2.4%                              PAR          VALUE
---------------------------------------------------      --------     ----------

Repurchase agreement with SBC
  Warburg Ltd., dated 6/30/99,
  due 7/01/99 at 4.800% collateralized
  by U.S. Treasury bonds and/or notes
  with various maturities to 2027,
  market value $32,008
  (repurchase proceeds $30,920)                          $ 30,916     $   30,916
                                                                      ----------

OTHER ASSETS & LIABILITIES, NET - 0.5%                                     7,010
---------------------------------------------------      --------     ----------

NET ASSETS - 100.0%                                                   $1,306,832
                                                                      ==========

NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

(a)  Non-income producing.
(b)  Cost for federal income tax purposes is $950,485.


    Acronym                   Name
    -------        ---------------------------

      ADR          American Depositary Receipt




See notes to financial statements.

-------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------

June 30, 1999
(In thousands except for per share amounts and footnotes)


ASSETS
Investments at value (cost $949,811)                               $1,268,906
Short-term obligations                                                 30,916
                                                                   ----------
                                                                    1,299,822
Cash                                               $     1
Receivable for:
  Investments sold                                  11,381
  Fund shares sold                                   2,762
  Dividends                                          1,337
  Interest                                               4
Other                                                    6             15,491
                                                   -------         ----------
      Total Assets                                                  1,315,313

LIABILITIES
Payable for:
  Investments purchased                              6,468
  Fund shares repurchased                            1,837
  Distributions                                          3
Accrued:
  Deferred Trustees fees                                 9
Other                                                  164
                                                   -------
      Total Liabilities                                                 8,481
                                                                   ----------

NET ASSETS                                                         $1,306,832
                                                                   ----------
Class A
Net asset value & redemption price per share
  ($351,972/16,113)                                                $    21.84(a)
                                                                   ----------

Maximum offering price per share
  ($21.84/0.9425)                                                  $    23.17(b)
                                                                   ----------

Class B
Net asset value & offering price per share
  ($919,542/43,197)                                                $    21.29(a)
                                                                   ----------

Class C
Net asset value & offering price per share
  ($35,317/1,651)                                                  $    21.39(a)
                                                                   ----------

Class Z
Net asset value, offering and redemption
  price per share ($1/c)                                           $    21.88
                                                                   ----------

COMPOSITION OF NET ASSETS
Capital paid in                                                    $  900,731
Overdistributed net investment income                                     (29)
Accumulated net realized gain                                          87,035
Net unrealized appreciation                                           319,095
                                                                   ----------
                                                                   $1,306,832
                                                                   ==========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
(c) Rounds to less than one.



-------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

For the Year Ended June 30, 1999
(In thousands)


INVESTMENT INCOME
Dividends                                                            $ 13,522
Interest                                                                4,088
                                                                     --------
                                                                       17,610

EXPENSES
Management fee                                      $8,686
Service fee - Class A, B, C                          2,791
Distribution fee - Class B                           5,680
Distribution fee - Class C                             228
Transfer agent fee                                   3,234
Bookkeeping fee                                        383
Trustees fee                                            49
Custodian fee                                            4
Audit fee                                               27
Legal fee                                                5
Registration fee                                        95
Reports to shareholders                                 30
Other                                                  295             21,507
                                                    ------           --------
      Net Investment Loss                                              (3,897)
                                                                     --------

NET REALIZED & UNREALIZED GAIN
ON PORTFOLIO POSITIONS
Net realized gain                                                      94,674
Net change in unrealized appreciation/depreciation                     62,504
                                                                     --------
      Net Gain                                                        157,178
                                                                     --------
INCREASE IN NET ASSETS FROM OPERATIONS                               $153,281
                                                                     ========










See notes to financial statements.

-------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

(In thousands)


                                                      Year Ended      Year Ended
                                                       June 30,         June 30,
Increase (Decrease) in Net Assets                        1999           1998(a)
----------------------------------------------------  ----------       --------

OPERATIONS
Net investment income (loss)                          $   (3,897)      $    133
Net realized gain                                         94,674        106,072
Net unrealized appreciation                               62,504         82,936
                                                      ----------       --------
        Net Increase from Operations                     153,281        189,141

DISTRIBUTIONS
From net investment income -- Class A                         --           (133)
In excess of net investment income -- Class A                 --           (467)
From net realized gains -- Class A                       (13,375)       (28,096)
From net realized gains -- Class B                       (32,785)       (54,761)
From net realized gains -- Class C                        (1,307)        (1,472)
                                                      ----------       --------
                                                         105,814        104,212
                                                      ----------       --------

FUND SHARE TRANSACTIONS
Receipts for shares sold -- Class A                      102,537        101,316
Value of distributions reinvested -- Class A              12,287         26,994
Cost of shares repurchased -- Class A                    (98,667)       (72,950)
                                                      ----------       --------
                                                          16,157         55,360
                                                      ----------       --------

Receipts for shares sold -- Class B                      306,775        211,504
Value of distributions reinvested -- Class B              30,794         51,719
Cost of shares repurchased -- Class B                   (152,433)       (80,862)
                                                      ----------       --------
                                                         185,136        182,361
                                                      ----------       --------

Receipts for shares sold -- Class C                       11,739         19,023
Value of distributions reinvested -- Class C               1,245          1,415
Cost of shares repurchased -- Class C                     (8,663)        (5,871)
                                                      ----------       --------
                                                           4,321         14,567
                                                      ----------       --------

Receipts for shares sold -- Class Z                            1             --
                                                      ----------       --------
        Net Increase from Fund Share Transactions        205,615        252,288
                                                      ----------       --------
        Total Increase                                   311,429        356,500

NET ASSETS
Beginning of period                                      995,403        638,903
                                                      ----------       --------
End of period (net of overdistributed net
  investment income of $29 and $597, respectively)    $1,306,832       $995,403
                                                      ==========       ========

NUMBER OF FUND SHARES
Sold -- Class A                                            5,206          5,358
Issued for distributions reinvested -- Class A               631          1,536
Repurchased -- Class A                                    (5,051)        (3,855)
                                                      ----------       --------
                                                             786          3,039
                                                      ----------       --------

Sold -- Class B                                           15,926         11,217
Issued for distributions reinvested -- Class B             1,617          2,981
Repurchased -- Class B                                    (7,905)        (4,344)
                                                      ----------       --------
                                                           9,638          9,854
                                                      ----------       --------

Sold -- Class C                                              603          1,003
Issued for distributions reinvested -- Class C                65             81
Repurchased -- Class C                                      (445)          (319)
                                                      ----------       --------
                                                             223            765
                                                      ----------       --------

Sold -- Class Z                                               (b)            --
                                                      ----------       --------

(a) Class D shares were redesignated Class C shares on July 1, 1997.
(b) Rounds to less than one.






See notes to financial statements.

-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

June 30, 1999


NOTE 1. ACCOUNTING POLICIES
ORGANIZATION

Colonial U.S. Growth & Income Fund (the Fund), formerly Colonial U.S. Stock Fund, a series of Liberty Funds Trust VI, formerly Colonial Trust VI, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-ended management company. The Fund's investment objective is to seek long-term growth and income. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares:
Class A, Class B, Class C, and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge and will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Effective January 11, 1999, the Fund began offering Class Z shares which are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.


SECURITY VALUATION AND TRANSACTIONS

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.


DETERMINATION OF CLASS NET ASSET VALUES
AND FINANCIAL HIGHLIGHTS

All income, expenses (other than the Class A, Class B and Class C service fees and the Class B and Class C distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data was calculated using the average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee per share applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fees applicable to Class B and Class C shares only.


FEDERAL INCOME TAXES

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.


INTEREST INCOME, DEBT DISCOUNT AND PREMIUM

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.


DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.


OTHER

Corporate actions are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect t he Fund. The Fund may experience

-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS CONTINUED
-------------------------------------------------------------------------------

costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE

Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:


AVERAGE NET ASSETS                 ANNUAL FEE RATE
------------------                 ---------------
First $1 billion                        0.80%
Over $1 billion                         0.70%


BOOKKEEPING FEE

The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus a percentage of the Fund's average net assets as follows:


AVERAGE NET ASSETS                 ANNUAL FEE RATE
------------------                 ---------------
First $50 million                     No charge
Next $950 million                       0.035%
Next $1 billion                         0.025%


TRANSFER AGENT

Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective October 1, 1997 and continuing through September 30, 1998, the Transfer Agent fee was reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.


UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended June 30, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $161,209 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $15,222, $1,769,098 and $21,015 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares and Class C shares, only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.


OTHER

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY

During the year ended June 30, 1999, purchases and sales of investments, other than short-term obligations, were $1,006,050,029 and $830,106,269, respectively.

Unrealized appreciation (depreciation) at June 30, 1999 based on cost of investments for federal income tax purposes was:


Gross unrealized appreciation           $346,936,459
Gross unrealized depreciation            (28,515,378)
                                        ------------
  Net unrealized appreciation           $318,421,081
                                        ============


OTHER

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.


NOTE 4. LINE OF CREDIT

The Fund may borrow up to 331/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit for the year ended June 30, 1999.

-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:


                                                                Year Ended June 30, 1999
                                                     ---------------------------------------------
                                                     Class A      Class B      Class C     Class Z(a)
-------------------------------------------------    --------     --------     -------     -------

NET ASSET VALUE, BEGINNING OF PERIOD                 $ 20.020     $ 19.680     $19.780     $20.670
                                                     --------     --------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                        0.036       (0.109)     (0.110)      0.028
Net realized and unrealized gain                        2.654        2.589       2.590       1.182
                                                     --------     --------     -------     -------
    Total from Investment Operations                    2.690        2.480       2.480       1.210
                                                     --------     --------     -------     -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                (0.870)      (0.870)     (0.870)         --
                                                     --------     --------     -------     -------
NET ASSET VALUE, END OF PERIOD                       $ 21.840     $ 21.290     $21.390     $21.880
                                                     --------     --------     -------     -------
Total return (c)                                        13.97%       13.12%      13.05%       5.85%(d)
                                                     --------     --------     -------     -------

RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                             1.41%        2.16%       2.16%       1.21%(f)
Net investment income (loss)                             0.19%       (0.56)%     (0.56)%      0.30%(f)
Portfolio turnover                                         79%          79%         79%         79%
Net assets at end of period (000)
                                                     $351,972     $919,542     $35,317     $     1


(a) Class Z shares were initially offered on January 11, 1999. Per share amounts reflect activity from that date.
(b) Per share data was calculated using the average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Annualized.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
100% of the ordinary income distributed by the Fund in the year ended June 30, 1999 qualifies for the corporate dividends received deduction.
For the fiscal year ended June 30, 1999 the Fund earned $93,100,510 of long term capital gains all of which is 20% rate gain.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                 1998                             1997                           1996
                                    -----------------------------    -----------------------------   -----------------------------
YEAR ENDED JUNE 30                  CLASS A    CLASS B    CLASS C(B) CLASS A    CLASS B    CLASS C   CLASS A    CLASS B    CLASS C
----------------------------------  --------   --------   -------    --------   --------   -------   --------   --------   -------

NET ASSET VALUE, BEGINNING
  OF PERIOD                         $ 17.550   $ 17.370   $17.440    $ 14.470   $ 14.360   $14.410   $ 13.260   $ 13.180   $13.240
                                    --------   --------   -------    --------   --------   -------   --------   --------   -------

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (loss) (a)       0.097     (0.043)   (0.044)      0.099     (0.015)   (0.015)     0.121      0.017     0.016
Net realized and unrealized gain       4.620      4.553     4.584       4.314      4.275     4.295      2.292      2.265     2.268
                                    --------   --------   -------    --------   --------   -------   --------   --------   -------
  Total from Investment Operations     4.717      4.510     4.540       4.413      4.260     4.280      2.413      2.282     2.284
                                    --------   --------   -------    --------   --------   -------   --------   --------   -------

LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS
From net investment income            (0.010)        --        --      (0.072)        --        --     (0.118)    (0.017)   (0.029)
In excess of net investment income    (0.037)        --        --      (0.011)        --        --         --         --        --
From net realized gains               (2.200)    (2.200)   (2.200)     (1.250)    (1.250)   (1.250)    (1.085)    (1.085)   (1.085)
                                    --------   --------   -------    --------   --------   -------   --------   --------   -------

  Total Distributions Declared
    to Shareholders                   (2.247)    (2.200)   (2.200)     (1.333)    (1.250)   (1.250)    (1.203)    (1.102)   (1.114)
                                    --------   --------   -------    --------   --------   -------   --------   --------   -------
NET ASSET VALUE, END OF PERIOD      $ 20.020   $ 19.680   $19.780    $ 17.550   $ 17.370   $17.440   $ 14.470   $ 14.360   $14.410
                                    --------   --------   -------    --------   --------   -------   --------   --------   -------
Total return (c)                       28.66%     27.67%    27.73%      32.13%     31.21%    31.24%     18.85%     17.91%    17.84%
                                    --------   --------   -------    --------   --------   -------   --------   --------   -------

RATIOS TO AVERAGE NET ASSETS
Expenses (d)                            1.41%      2.16%     2.16%       1.45%      2.20%     2.20%      1.45%      2.20%     2.20%
Net investment income (loss) (d)        0.53%     (0.22)%   (0.22)%      0.65%     (0.10)%   (0.10)%     0.87%      0.12%     0.12%
Portfolio turnover                        53%        53%      53%          83%        83%       83%        89%        89%       89%
Net assets at end of period (000)   $306,864   $660,305   $28,234    $215,680   $411,670   $11,553   $168,554   $306,718   $ 8,458


(a) Per share data was calculated using average shares outstanding during the period.
(b) Class D shares were redesignated to Class C shares on July 1, 1997.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                               YEAR ENDED JUNE 30, 1995
                                                         -----------------------------------
                                                         CLASS A       CLASS B       CLASS C
----------------------------------------------------     --------      --------      -------

NET ASSET VALUE, BEGINNING OF PERIOD                     $ 11.460      $ 11.400      $11.460
                                                         --------      --------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                   0.165         0.075        0.074
Net realized and unrealized gain                            2.530         2.513        2.534
                                                         --------      --------      -------
    Total from Investment Operations                        2.695         2.588        2.608
                                                         --------      --------      -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                 (0.160)       (0.073)      (0.093)
From net realized gains                                    (0.735)       (0.735)      (0.735)
                                                         --------      --------      -------
      Total Distributions Declared to Shareholders         (0.895)       (0.808)      (0.828)
                                                         --------      --------      -------
NET ASSET VALUE, END OF PERIOD                           $ 13.260      $ 13.180      $13.240
                                                         --------      --------      -------
Total return (b)                                            24.84%        23.94%       24.01%
                                                         --------      --------      -------

RATIOS TO AVERAGE NET ASSETS
Expenses                                                     1.46%         2.21%        2.21%
Net investment income                                        1.37%         0.62%        0.62%
Portfolio turnover                                             84%           84%          84%
Net assets at end of period (000)                        $124,171      $218,201      $ 3,028



(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

-------------------------------------------------------------------------------
 REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST VI AND THE SHAREHOLDERS OF
COLONIAL U.S. GROWTH & INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial U.S. Growth & Income Fund, formerly U.S. Stock Fund (the "Fund") (a series of Liberty Funds Trust VI, formerly Colonial Trust VI) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
Boston, Massachusetts
August 11, 1999

                       This page left intentionally blank.

ANNUAL REPORT: COLONIAL U.S. GROWTH & INCOME FUND

TRUSTEES & TRANSFER AGENT

--------------------------------------------------------------------------------

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial U.S. Growth & Income Fund is:


Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial U.S. Growth & Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

-------------------------------------------------------------------------------
 Choose Liberty
-------------------------------------------------------------------------------

BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS.SM


[COLONIAL Colonial has long been a recognized leader in fixed-income investing. MANAGEMENT In addition, Colonial has distinguished itself with both a
  LOGO]    traditional value and a more contemporary approach to equity investing.
--------------------------------------------------------------------------------
[CRABBE    Crabbe Huson's contrarian investment style seeks long-term
 HUSON     performance by investing in stocks from high-quality, out-of-favor
 LOGO] companies. This risk-averse strategy capitalizes on the potential of these companies to regain market popularity.
--------------------------------------------------------------------------------
[LIBERTY   LAMCO brings institutional money management to individual investors
 ASSET     through a disciplined multi-manager investment process that seeks to
 LOGO]     deliver consistent long-term returns.
--------------------------------------------------------------------------------
[NEWPORT   A leader in Asian investing(TM), Newport has an unparalleled
FUND LOGO] knowledge of Asian economies, business and culture.
--------------------------------------------------------------------------------
[STEIN ROE Stein Roe's growth management style emphasizes companies with the
  LOGO] ability to create, maintain and grow earnings in different market environments.

             BOSTON * CHICAGO * NEW YORK * PORTLAND * SAN FRANCISCO


That's why each of these affiliated managers has excelled in a particular investment style. These managers not only specialize in a distinct investment style, they hold a passion for their style along with a demonstrated track record.

Each of these managers is a member of the Liberty Financial Companies (NYSE: L), a diversified asset accumulation and management organization with approximately $62.7 billion in assets under management for more than 1.7 million investors. Many of the affiliated managers' products are offered by prospectus through Liberty Funds Distributor, Inc.

Ask your financial advisor to help you develop an investment strategy that blends the complementary disciplines of different managers into a well-balanced program tailored to your goals.

-------------------------------------------------------------------------------
 COLONIAL U.S. GROWTH & INCOME FUND       ANNUAL REPORT, JUNE 30, 1999
-------------------------------------------------------------------------------

[LIBERTY LOGO]                                                     -------------
LIBERTY                                                              BULK RATE
ALL-STAR - COLONIAL - CRABBE HUSON - NEWPORT STEIN ROE ADVISOR     U.S. POSTAGE
                                                                       PAID
Liberty Funds Distributor, Inc. (c)1999                            HOLLISTON, MA
One Financial Center, Boston, MA  02111-02621, 1-800-426-3750      PERMIT NO. 20
Visit us at www.libertyfunds.com                                   -------------





                                                   GI-02/412H-0699 (8/99) 99/975